Fair Value Measurements (Changes in Level 3 Assets Measured at Fair Value on Recurring Basis) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013		Dec. 31, 2012
Fair Value Disclosures [Abstract]
Beginning balance	$ 0		$ 0
Transfers from held-to-maturity	670	[1]	0	[1]
Net Income	0		0
Other Comprehensive Income (loss)	0		0
Sales	0		0
Settlements	0		0
Ending balance	$ 670		$ 0

[1]	Represents a trust preferred security transferred to available for sale at its fair value on December 31, 2013 due to the impact of the Volcker Rule adopted in December 2013. The Volcker Rule requires specific treatment of certain collateralized debt obligation backed by trust preferred securities.